CONSENT


     I, Joel Pensley, hereby consent to the use of my opinion dated January 23, 2004, and my name under the caption "Legal Matters" in the the registration statement under Form S-8, and any further amendments thereto, of PTS, Inc. to be filed with the Securities and Exchange Commission.



                                             /s/Joel Pensley
                                             ---------------------
                                             Joel Pensley



     Dated: January 27, 2004